UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 26, 2007
                (Date of report/date of earliest event reported)

                                LNB Bancorp, Inc.
               (Exact name of registrant as specified in charter)

           Ohio                          0-13203                 34-1406303
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                                  457 Broadway
                             Lorain, Ohio 44052-1769
                    (Address of principal executive offices)

                 (440) 244-6000 (Registrant's telephone number)

                                       N/A
          (Former name or former address, if changed since last report)

                             -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 26, 2007, LNB Bancorp, Inc. issued a press release announcing its results of operations for the second quarter of 2007. The press release is attached as Exhibit No. 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No. Description

99.1 Press Release issued July 26, 2007 by LNB Bancorp, Inc., announcing the results of operations for the second quarter of 2007.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2007

                                LNB BANCORP, INC.

                          By /s/ Sharon L. Churchill
                             -----------------------
                              Sharon L. Churchill
                             Chief Financial Officer


EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release issued July 26, 2007 by LNB Bancorp, Inc., announcing the results of operations for the second quarter of 2007.